Exhibit 10.22








                        REED STENHOUSE & PARTNERS LIMITED


                                       and


                                   K.J. DAVIS



                             -----------------------

                                    AGREEMENT


                             -----------------------


                               Dated: June 23, 1982


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          THIS AGREEMENT is made the ____ day of _________________ BETWEEN REED
STENHOUSE & PARTNERS LIMITED whose registered office is situate at 145 St. Vincent Street, Glasgow (the "Company") of the one part and KENNETH JOHN DAVIS of 88 Moffats Lane, Brookmans Park, Hertfordshire (the "Executive") of the other part

          WHEREAS it has been agreed that the Executive is to be employed by the Company and that such employment shall be on the terms and conditions hereinafter written

          NOW IT IS HEREBY AGREED as follows:

          1. (a) The Executive shall be employed by the Company at such place as the Board of Directors of the Company may from time to time reasonably determine and shall perform (in the capacity specified in paragraph 2 of the Schedule hereto) in a competent and expeditious manner to the satisfaction of the Company such duties and exercise such powers as the Board of Directors of the Company may from time to time decide.

          (b) The Executive shall in the performance of such duties and exercise of such powers comply with the directions from time to time of the Board of Directors of any Group Company in whose services he may at any time be engaged (the "Board").

          2. During his employment under this Agreement the Executive shall devote his whole time and attention to the business of the Company and the Group and shall use his best endeavours to promote their interests and financial success and he shall not knowingly do and shall exercise his best endeavours to prevent there being done, any act or thing which may in any way be prejudicial to the Company or the Group.

          3. The Executive's employment by the Company shall be deemed to commence on the date specified in subparagraph 6(i) of the Schedule hereto (the "Commencement Date") and from the date of signing hereof this Agreement shall supersede all or any existing agreements which may subsist between the Company, the Holding Company or any Group Company on the one hand and the Executive on the other hand, and subject to the provisions contained herein the Executive's employment hereunder shall continue until his Normal Retirement Date as defined in paragraph 8 of the


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Schedule hereto at which date the Executive shall retire on a pension of the
Relevant Amount (as set out in clause 12).

          4. (a) The Executive shall be paid monthly in arrear, a salary of not less than that specified in paragraph 9 of the Schedule hereto from the Commencement Date.

          (b) During the period of employment the Board of Directors of the Company shall from time to time review the Executives salary having regard to his performance and any other circumstances which they consider relevant.

          5. The Company or a Group Company, as appropriate, shall pay, or if the Executive shall have paid, reimburse him for, all expenses properly, actually and reasonably incurred by him in the performance of his duties.

          6. Unless with the prior consent in writing of the Company the Executive shall not during the period of his employment under this Agreement be directly or indirectly engaged, concerned or interested in the conduct or management of any other business of any kind whatsoever whether or not in competition with the Company or any Group Company nor shall he own or in any other manner or way be interested in (a) more than 5% of any class of the issued
                                      -
share or loan capital of any Company carrying on business as insurance brokers or (b) more than 10% of any class of issued share or loan capital of any company
    -
carrying on any other type of business provided that in the latter case the consent of the Company shall not unreasonably be withheld.

          7. (a) The Executive shall not during the period of his employment hereunder except in the proper course of his duties and shall not at any time and in any circumstances after the termination thereof divulge or make known to any person firm or corporation any matters of a confidential nature pertaining to the business of the Company the Group or their clients without the Company's express prior written consent. Furthermore the Executive shall use his best endeavours to prevent the publication or disclosure of any matter of a confidential nature pertaining to the business of the Company the Group or their clients.

          (b) In the event of the Executive's appointment hereunder ceasing for any reason he will forthwith hand over to the Company all documents (and copies thereof) in his possession belonging to the Company the Group or any of their clients.


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          8.  Unless with the prior written consent of the Company the Executive shall not whether as principal, servant or agent for a period of two years from the date of termination of his employment hereunder directly or indirectly solicit or seek to obtain for himself or for any person, firm or corporation by whom he is employed or with whom he is associated the insurance broking custom of, or act as an insurance broker for or directly or indirectly accept any benefit whether in money or money's worth from any insurance business placed for, any person, firm or corporation who either at the date of termination of his employment or at any time during the two years immediately preceding such termination is or was either (a) a client of the Company or of any Group Company
                              -
or (b) a client of the Holding Company or any of its subsidiary insurance
    -
broking companies other than the Company, for whose business the Executive was at any time in the course of his employment hereunder Responsible or with whom in the course of his said employment he had any dealings whatsoever. For the purpose of this clause the expression "client" shall be deemed to include a prospective client whose business was the subject of negotiation with the Company, any Group company, the Holding Company or any of such subsidiary insurance broking companies, other than the Company at any time within a period of twelve months prior to the termination of the Executives employment hereunder.

          9. In the event of the Executive's employment hereunder being terminated for any reason, the Executive shall not for a period of two years from the date of such termination, directly or indirectly urge or attempt to urge, request, advise, entice or seek to attract any person who is an employee of the Company or any Group Company as at the date of such termination to terminate his employment with the Company or any Group Company for any reason or purpose whatever.

          10. The Executive shall be entitled to a minimum of four weeks' holiday in each calendar year during his employment hereunder and such holiday shall be taken at such time or times as shall be approved by the Board.

          11. (a) Should the Executive become incapacitated through illness or otherwise (as defined by the Rules of the Reed Stenhouse Group Disability Scheme) prior to the termination of his employment hereunder, and thus become unable to perform his duties to the satisfaction of the Company the Company shall procure that he shall, for a peri


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


od of one year after that event or until the date on which he would have retired on pension pursuant to the provisions of Clause whichever be the sooner, receive an income equal to the salary of which he was in receipt at the date of his incapacity.

          (b) On expiry of the above period the Executive shall receive an income accrual to two thirds of the pensionable salary (as defined in the Pension Scheme referred to in Clause 12 hereof) payable at the date the incapacity commenced. The income payable to the Executive shall be increased in course of payment on the same basis and in the same proportion as the Relevant Amount as defined in Clause 12, is increased. Notwithstanding the terms of Clause 12 hereof the pension becoming payable at Normal-Retirement Date shall commence at a rate which is not less than the disability payment in force immediately preceding the Executives Normal Retirement Date.

          (c) Subject to the foregoing the obligations of the Executive to the Company under this Agreement shall remain in full force notwithstanding the Executive's incapacity. Should the incapacity of the Executive disappear or diminish before the date on which the Executive shall otherwise retire on pension, the Executive shall resume his full duties hereunder on the same terms and conditions as those pertaining at the date the incapacity arose. Alternatively the Executive may resume employment with such restricted duties as the Board of Directors of the Company in their discretion may see fit to decide upon with payment of not less than his Pension Expectation under sub-paragraph
(b) of this Clause.

          (d) On the Executive's death a pension will be payable to his widow or his children of the Relevant Amount as set out in Clause 12 and in accordance with the Rules of the Pension Scheme (as defined in Clause 12(a)) provided that in the event of the Executive's widow being more than ten years younger than the Executive, the Relevant Amount shall be reduced by whichever is the lesser of 2.5% for each complete year by which the said widow is more than ten years younger as aforesaid and 25%.

          (e) On the Executive's death in the service of the Company a lump sum will be payable in accordance with the rules of the said Pension scheme, as provided in Clause 12(f), provided that such payment will be subject to the Executive having supplied on admission to the said


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Scheme such evidence of good health as may be required by the trustees of the said Pension Scheme.

          12. (a) The Company shall maintain the membership of the Executive of such pension scheme or schemes as may from time to time be in operation for the Company's employees (the "Pension Scheme") during his employment hereunder.

          (b)  In this Clause

          "P" is the highest annual average pensionable salary (as defined in the Pension Scheme) received by the Executive in Any three consecutive years of his employment hereunder in the period commencing on the date referred to in sub-paragraph 6(ii) of the Schedule hereto or, if later, the date which is thirteen years prior to his retirement on pension

          "R" is the amount by which the pension payable to the Executive shall have been reduced on account of his having exercised the right to commute for cash in accordance with the Rules of the Pension Scheme, a proportion of his entitlement to pension.

          "S" is the pensionable salary of the Executive at the date of his death

          (c)  The Relevant Amount shall be

               (i) On termination of the Executive's employment hereunder on account of his retirement on pension (pursuant to clause 3),
          (2 x P) - R
          --
           3

               (ii) On the death of the Executive prior to termination of his employment hereunder as mentioned in (i) above, 4/9 x s.

               (iii) On the death of the Executive after termination of his employment as mentioned in (i) above, one half of (2 x P)
                                                            --
                                                            (3    )


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          Provided that the Relevant Amount in any year shall be increased beyond the Relevant Amount in the preceding year by two and one half per cent of the Relevant Amount (increased by R) or such greater amount as the Board of Directors of the Company may from time to time decide.

          (d) The Relevant Amount receivable by the Executive (or his widow or his children) shall be reduced (as required by the Commissioners of Inland Revenue) to reflect the amount of any benefit preserved for the Executive or refunds of contribution taken in respect of his previous membership of any other retirement benefits scheme.

          (e) If in any year after termination of the Executives employment hereunder on his retirement on pension or after his death the amount of the annual pension or pensions receivable by the Executive (or after his death by his widow) or on the death of his widow (or of the Executive if she shall not have survived him) his children or such of them as are under 18 years of age ("his children") from the Pension shall be less than the appropriate Relevant Amount the Company shall pay or procure to be paid to the Executive or his widow or his children an annual sum (payable by equal monthly installments in advance) equal to the difference between the amount of such pension or pensions and the appropriate Relevant Amount.

          (f) In the event of the lump sum payable in accordance with the Rules of the Pension Scheme on the Executive's death prior to termination of his employment hereunder being less than 4 X S, the Company shall subject to sub-clauses (d) and (g) hereof pay or procure to be paid to the person or persons so entitled to receive such death-in-service benefit the difference between such lump sum and 4 X S.

          (g) Notwithstanding the foregoing provisions of this clause all sums payable whether in respect of pension or lump sum death-in-service benefit shall be subject to any limitation required by the Rules of the Pension Scheme or the Commissioners of Inland Revenue.

          (h) A contracting out Certificate exists in relation to the Pension Scheme for the purposes of the social Security Pensions Act 1975.

          13. Any notice hereunder may be served by the Company or any Group Company on the Executive either person


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ally or by leaving it at or sending it by post to his last known residential address. Any notice sent by post shall be deemed to have been served on the second day following that on which it was posted (excluding a Saturday, Sunday, Bank Holiday or Public Holiday) and in proving such service it shall be sufficient to show that the notice was properly addressed and posted.

          14. (a) Notwithstanding the provisions of Clause 3, the Company shall be entitled to terminate the Executive's employment hereunder at any time during its continuance without notice and without payment in lieu of notice if:

          (i) In the opinion of not less than two thirds in number of the Board of Directors of the Company

               (1) The Executive shall have acted to the prejudice of the Company the Group or its business by reason of misconduct or dishon-esty, or

               (2) The Executive shall have been grossly negligent in the performance of his duties or shall have failed to observe any of his obligations hereunder other than minor failures which (being capable of being remedied) are remedied forthwith by the Executive upon being notified thereof by the Board, or the Board of Directors of the Com-pany, or

         (ii) The Executive becomes bankrupt or makes any arrangement or composition with his creditors; or

        (iii) The Executive is convicted of any criminal offence other than an offence which in the reasonable opinion of the Board of Directors of the Company does not affect his position as an employee of the Company hereunder (bearing in mind the nature of the duties he is engaged in hereunder and the capacity in which he is employed).

          (b) In the event of the termination of the Executive's employment hereunder by the Company under this clause, the Company shall not be obliged to make any further payment to the Executive beyond the amount of any remuneration actually accrued due to the date of such termination and the Company shall be entitled to deduct from such remuneration any sums owing to it by the Executive.

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          (c)  At the termination of his employment hereunder by effluxion of time on Normal Retirement Date, the Executive shall not be entitled to any redundancy payment or compensation for unfair dismissal under the Employment Protection (Consolidation) Act 1978 or any statutory modification or re-enactment of such Act for the time being in force.

          15. (a) The Company shall procure the provision of a motor car initially of the type specified in paragraph 3 of the Schedule hereto for the use of the Executive when carrying out his duties hereunder and the Company or a Group Company as appropriate shall pay all expenses in connection with such use properly attributable to the Business and such car shall from time to time be changed in accordance with the Company's policy regarding vehicle replacement and may be replaced with such make and type of motor car (whether equivalent to the type specified in paragraph 3 of the Schedule or not) as the Board may in its discretion decide.

          (b) The Executive shall be permitted to use the said motor car for his own personal purposes.

          (c) The Executive shall at all times conform to all regulations which may from time to time be made or imposed by the Company or any Group Company in regard to motor cars provided for the use of executives including those set forth in the Group's Employee Handbook.

          16. (a) The Executive shall accept appointment as a Director of any such Group Company as the Company may require in connection with his appointment hereunder and also as a Director of any other company as the Company may reasonably so require and shall also resign without claim for compensation from office as a director of any such company at any time on request by the Company which resignation shall not affect the continuance in any way of this Agreement and the Executive shall forthwith account to the Company for any director's fees or other emoluments remuneration or payments received by him by virtue of his holding office as such director as aforesaid (or waive any right to the same if so required by the Company).

          (b) Upon the termination of the Executive's employment with the Company for whatsoever reason the Executive shall upon the request of the Board resign without claim for compensation from office as a director of the


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company or any Group Company or other company as referred to in sub-clause (a)
of this clause of which he is a director and from all offices and trusteeships held by him in any such companies.

          (c) Should the Executive fail to resign from office as a director or from any other office or trusteeship as is referred to in sub-clause (a) or (b) of this Clause either during his employment when requested by the Company so to do or on termination hereof the Company is hereby irrevocably authorised to appoint some person in his place and on his behalf to execute any documents and to do all things requisite to give effect thereto.

          17. If the employment of the Executive with the Company shall be terminated by reason of the liquidation of the Company for the purpose of reconstruction or amalgamation and he shall be offered employment with any concern or undertaking resulting from such reconstruction or amalgamation on terms and conditions which taken as a whole are not less favourable than the terms of this Agreement then the Executive shall have no claim against the Company in respect of the termination of his employment with it.

          18. Subject to the provisions of S.39 of the Patents Act 1977, any design (including any copyright therein) invention, discovery or improvement made by the Executive at any time during the continuance of his employment hereunder and in any way connected with that employment shall be the property of the Company.

          19. The following particulars are set forth in compliance with the requirements of the Employment Protection (Consolidation) Act 1978:

          (a) the employment of the Executive by the Company and his continuous period of employment with the Company began on the respective dates specified in paragraph 6 of the Schedule hereto;

          (b) save as otherwise provided in the Group's Employee Handbook or elsewhere or referred to herein there are no terms or conditions of employment relating to hours of work or to normal working hours or to over-time or to holidays or to holiday pay or to incapacity for work due to sickness or injury or to sick pay or to pensions or pension schemes;


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


          (c) the rules governing absence from work through sickness or injury and the rights of the Executive to remuneration during such absence are set forth in Clause 11 of this Agreement.

          (d) save as referred to herein the disciplinary rules to which the Executive is subject are set forth in the Group's said Employee Handbook and any amendment thereto will be notified to the Executive;

          (e) if the Executive is dissatisfied with any disciplinary decision relating to him or if he has any grievance arising from his employment hereunder he may refer any such matter to the Managing Director of the Group Company in whose service he is engaged who will deal with the matter and if the matter cannot be resolved with the Managing Director it will be referred to the Managing Director of such other Group Company as the Managing Director of the Group Company in whose service he is engaged may decide and the Managing Director of the Group Company so designated will refer the matter to his Board, who will then deal with the matter by discussion and by a majority decision of those present at the relevant Board Meeting at which the matter is discussed;

          (f) the Executive's hours of work shall be those specified in para-graph 7 of the Schedule hereto and such additional hours as may be requisite for the proper discharge of his duties hereunder.

          20. The provisions of the Schedule hereto and any special terms endorsed upon this Agreement or otherwise agreed in writing by or on behalf of the parties hereto shall be read and construed as part of this Agreement and shall be enforceable accordingly.

          21. In this Agreement the following expressions shall have the meanings assigned to them respectively:


          "Subsidiary" and "equity share capital" shall have the meanings respectively ascribed thereto by Section 154 of the Companies Act 1948.

          "Associated Company" means any company at least 20% of the equity
           ------------------
     share capital of which is beneficially owned by the Company or any of its subsidiaries.


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


          "Group" means the Company, the subsidiaries and any Associated
           -----
     Company.

          "Group Company" means either the company or a subsidiary or any
           -------------
     Associated Company.

          "the Business" means the business of the Company and the business of
           ------------
     any other Group Company with which the Executive is required by the Board under Clause 1 of this Agreement to be concerned.

          "the Holding Company" means Reed Stenhouse Companies Limited.
           -------------------

          "the Managing Director" means in relation to any company the duly
           ---------------------
     appointed Managing Director or other person holding an equivalent position.

          22. This Agreement shall be governed by and interpreted according to the Law of England.

          23. This Agreement is in substitution for and shall supersede all former and existing agreements or arrangements for the employment of the Executive by any Group Company all of which shall be deemed to have been terminated.


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


by mutual consent with effect from the date of commencement of this Agreement.

          IN WITNESS whereof this Agreement has been entered into the day and year first above written.

SEALED with the Common Seal of the
said REED STENHOUSE & PARTNERS LIMITED
at            on the    day of
         Nineteen hundred and
in the presence of:

                         /s/ Ian Robertson
                         __________________________
                         Director


                         __________________________
                         Secretary


          SIGNED by the EXECUTIVE at
  on the       day of                Nineteen hundred and
 before these witnesses:


                         __________________________
                         Witness


                         Address___________________
                         __________________________

                         Occupation________________


                         __________________________
                         Witness


                         Address___________________
                         __________________________

                         Occupation________________


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


          THE SCHEDULE above referred to


1.   The Executive; KENNETH JOHN DAVIS

2. Capacity and employment of the Executive; (Clause 1) Regional Director Reed Stenhouse U.K. Limited (London North Region)

3.   Type of motor car: Rover 2600 S Automatic
     (Clause 15)

4.   Annual holiday: 4 weeks
     (Clause 10)

5.   Pension Scheme: The Reed Stenhouse Pension scheme      (Clause 12)

6. (i) The employment of the Executive by the Company began on 1st August, 1981 (Clause 3)

     (ii) The continuous period of employment of the Executive with the Company for statutory purposes began on 25th September, 1961 (the Executive's employment with A.R. Stenhouse & Partners (London) Limited from 25th September, 1961 to 1967 and with Stenhouse Reed Shaw London Limited from 1967 to 1st January, 1980 and with Reed Stenhouse U.K. Limited from 1st January 1980 to 1st August 1981 counting as part of his continuous period of employment with the Company)

7.   Normal hours of work: 9.00 a.m. to 5.00 p.m. Monday to Friday (inclusive)

8.   Normal Retirement Date: 31st March 2003

9.   Salary: B.P.19,812 per annum (Clause 4(a))


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